UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Umpqua Holdings Corporation

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Umpqua Holdings Corporation VOTE UMPQUA HOLDINGS CORPORATION ATTN: ANDREW OGNALL ONE SW COLUMBIA STREET, SUITE 1200 PORTLAND, OR 97204 Your Vote Counts! UMPQUA HOLDINGS CORPORATION 2021 Annual Meeting Vote by April 19, 2021 11:59 PM ET D32702-P48941 You invested in UMPQUA HOLDINGS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 20, 2021. Get informed before you vote View the Notice of Meeting, Annual Report and Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to April 6, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 20, 2021 2:00 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/UMPQ2021 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need your Control # to vote these shares. V1

Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. The Board has nominated the following 11 directors, including our CEO, for election to serve until the 2022 Annual Meeting and qualification and election of their successors: Nominees: 1a. Peggy Fowler 1b. Stephen Gambee 1c. James Greene 1d. Luis Machuca 1e. Maria Pope 1f. Cort O’Haver 1g. John Schultz 1h. Susan Stevens 1i. Hilliard Terry 1j. Bryan Timm 1k. Anddria Varnado 2. RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTING FIRM. The Audit and Compliance Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY). We are requesting a vote on the following resolution: “RESOLVED, that the shareholders approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis and the tabular and accompanying narrative disclosure of named executive officer compensation in the Proxy Statement for the 2021 Annual Meeting of Shareholders.” D32703-P48941 For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.